Exhibit 21.1


Applied Cellular Technology, Inc.
List of Subsidiary Companies

 Company Name                                                Country or State of
                                                             Incorporation
-------------------------------------------------            -------------------
ACT Acquisition Corp.                                        Delaware
ACT Automotive Group, Inc.                                   Delaware
ACT Communications, Inc.                                     Delaware
ACT Financial Corporation                                    Delaware
ACT-GFX Canada, Inc.                                         Ontario, Canada
ACT Houston Leasing Corp.                                    Texas
ACT Leasing Corp.                                            Delaware
ACT Louisiana Leasing, Inc.                                  Louisiana
Advanced Telecomm of Maryland, Inc.                          Maryland
Advanced Telecomm of Pittsburgh, a Pennsylvania
  Business Trust                                             Pennsylvania
Advanced Telecommunications, Inc.                            Illinois
Alacrity Systems, Inc.                                       New Jersey
The Americom Group, Inc.                                     Louisiana
Applied Cellular Technology Financial Corp.                  New Hampshire
Applied Cellular Technology International, Ltd.              United Kingdom
Applied Cellular Technology of Missouri, Inc.                Missouri
Atlantic Systems, Inc.                                       New Jersey
Aurora Electric, Inc.                                        Alaska
Blue Star Electronics, Inc.                                  New  Jersey
Canadian Network Services, Inc.                              Delaware
City Dial Network Services, Ltd.                             Ontario, Canada
Consolidated Micro Components, Inc.                          Pennsylvania
Cra-Tek Company                                              California
C.T. Specialists, Inc.                                       California
Cybertech Station, Inc.                                      Pennsylvania
Data Path Technologies, Inc.                                 New York
Delaware Tele-Resources, Inc.                                Ontario, Canada
Elite Computer Services, Inc.                                New Jersey
The Fromehill Company                                        Utah
GDB Software Services, Inc.                                  New York
Ground Effects Ltd.                                          Ontario, Canada
Hopper Manufacturing Co., Inc.                               California
Information Products Center, Inc.                            New Jersey
Innovative Vacuum Solutions, Inc.                            Pennsylvania
Inteletek, Inc.                                              Delaware
MVAK Technologies, Inc.                                      New Jersey
Norcom Resources, Inc.                                       Minnesota
Pizarro Re-Marketing, Inc.                                   Texas
PPL, Ltd.                                                    New York
Service Transport Company                                    New Jersey
Signal Processors Limited                                    United Kingdom
Signature Industries Limited                                 United Kingdom
STC Netcom, Inc.                                             California



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 Company Name                                                Country or State of
                                                             Incorporation
-------------------------------------------------            -------------------
Teledata Concepts, Inc.                                      Florida
TigerTel Services Limited                                    Ontario
Universal Commodities Corp.                                  New Jersey
US Electrical Products Corp.                                 New Jersey
Winward Electric Service, Inc.                               Utah

















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